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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report of Elamex, S.A. de C.V. (the "Company") on Form 10-K for the year ended on December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report") and to which this certification is furnished as an exhibit, I, Samuel L. Henry, the principal financial officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 29, 2004

/s/    Samuel L. Henry

--------------------------------------------
Samuel L. Henry
Vice-President and Chief Financial Officer



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